UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023 (March 7, 2023)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38839	82-5325852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on December 7, 2022, the stockholders of Shift Technologies, Inc. (the “Company”) approved a proposal at a special meeting of stockholders (the “Special Meeting”) to amend the Company’s Second Amended & Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock, par value $0.0001 (“Class A common stock”), at a ratio between one-for-five (1:5) and one-for-ten (1:10) (the “Split Ratio Range”), with the final determination of a ratio within the Split Ratio Range to be approved by the Board of Directors of the Company (the “Board”). Following the Special Meeting, the Company’s Board of Directors approved a final split ratio of one-for-ten (1:10). Following such approval, on March 7, 2023, the Company filed an amendment to its Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split, with an effective time of 12:01 a.m. Eastern Time on March 8, 2023.

As a result of the Reverse Stock Split, every ten issued and outstanding shares of Class A common stock were automatically combined into one issued and outstanding share of Class A common stock, without any change in the par value per share. No fractional shares are to be issued in connection with the Reverse Stock Split. Stockholders who would have otherwise been entitled to a fractional share of Class A common stock instead are entitled to receive a proportional cash payment. The Charter Amendment did not change the number of authorized shares of Class A common stock under the Certificate of Incorporation.

The description of the Charter Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 7, 2023, the Company issued a press release announcing that it had filed the Charter Amendment with the Secretary of State of the State of Delaware and other matters related to the Reverse Stock Split. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Shift Technologies, Inc.
99.1	Press Release dated March 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: March 8, 2023	By:	/s/ Jeff Clementz
	Name:	Jeff Clementz
	Title:	Chief Executive Officer

2